UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION

In Re. Karsten Tortilla LLC	§	Case No. 23-14158
	§	
______________________	§	Lead Case No. 23-14154
Debtor(s)	§	
		☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 09/30/2023

Petition Date: 07/02/2023

Months Pending: 3

Industry Classification: 2 0 6 4

Reporting Method: Accrual Basis ◯ Cash Basis ◉

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☐ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☐ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Edward Bidanset, CRO
Signature of Responsible Party

Edward Bidanset, CRO
Printed Name of Responsible Party

10/18/2023
Date

6305 Alondra Blvd.
Paramount, CA 90723
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Karsten Tortilla LLC Case No. 23-14158

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$0	
b. Total receipts (net of transfers between accounts)	$0	$0
c. Total disbursements (net of transfers between accounts)	$0	$0
d. Cash balance end of month (a+b-c)	$0	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d Total current assets	$0
e. Total assets	$9,200,000
f. Postpetition payables (excluding taxes)	$0
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$0
k. Prepetition secured debt	$2,593,000
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$0
n. Total liabilities (debt) (j+k+l+m)	$2,593,000
o. Ending equity/net worth (e-n)	$6,607,000

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c. Gross profit (a-b)	$0	
d. Selling expenses	$0	
e. General and administrative expenses	$0	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$0	
k. Profit (loss)	$0	$0

Debtor's Name Karsten Tortilla LLC Case No. 23-14158

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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Debtor's Name Karsten Tortilla LLC Case No. 23-14158

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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Debtor's Name Karsten Tortilla LLC Case No. 23-14158

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ◉	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ◉	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ○ No ◉	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◉ No ○	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◉ No ○ N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ○ No ◉	
	If yes, are your premiums current?	Yes ○ No ○ N/A ◉	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○ No ◉	
k.	Has a disclosure statement been filed with the court?	Yes ○ No ◉	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

Debtor's Name Karsten Tortilla LLC Case No. 23-14158

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Edward Bidanset
Signature of Responsible Party

Edward Bidanset
Printed Name of Responsible Party

CRO
Title

10/18/2023
Date

Debtor's Name Karsten Tortilla LLC Case No. 23-14158

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Debtor's Name Karsten Tortilla LLC Case No. 23-14158

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NonBankruptcy1to50

NonBankruptcy51to100

Debtor's Name Karsten Tortilla LLC Case No. 23-14158

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NOTES TO MOR

GENERAL

- The Debtor does not have any bank accounts.

PART 2

- Items e, f, k, m, n, and o: Do not include (1) prepetition/postpetition joint obligation of Ittella International LLC ("Ittella"), Ittella's Chef, LLC, Tattooed Chef, Inc., Myjojo, Inc., New Mexico Food Distributors, Inc., Karsten Tortilla Factory, LLC, BCI Acquisition, Inc., and TTCF-NM Holdings Inc., the Chapter 11 debtors and debtors in possession in the above-captioned, jointly administered, Chapter 11 bankruptcy cases (collectively, the "Debtors") to UMB Bank, n.a., (2) any intercompany obligations/debts between the Debtors, and (3) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 4

- Items e, f, and k: Do not include (1) any intercompany obligations/debts between the Debtors and (2) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 7

- Item g: Postpetition debtor in possession financing (and cash collateral use) approved by the Court on an interim basis [Ittella Dkt. 77] and a final basis [Ittella Dkt. 275].